EXHIBIT 99

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Radian Asset Assurance Inc. Quarterly Operating Supplement Third Quarter 2003

Quarterly Operating Supplement	Table of Contents

1	Quarterly Operating Supplement for the Period Ended September 30, 2003 / Table of Contents

Quarterly Operating Supplement	Radian Asset Assurance Inc. Quarterly Operating Supplement September 30, 2003

Company Profile

Radian Asset Assurance Inc., founded in 1985 and rated AA by Standard & Poor’s and Fitch, provides credit enhancement to the holders of debt obligations and asset-backed securities. As a direct writer of financial guaranty insurance for municipal bonds, asset-backed securities and structured transactions, the company plays an important role in extending the benefits of insurance to a broad range of institutions and securities issuers.

Radian Asset Assurance Inc. is a subsidiary of Radian Group Inc., (NYSE: RDN), a global credit enhancement provider headquartered in Philadelphia, with significant operations in New York City and London.

Company Information

Radian Asset Assurance Inc.	Contact:
335 Madison Avenue	John C. DeLuca
New York, New York 10017	Senior Vice President, Market Development
1 877 337.4925 (within the U.S.)	1 212 984.9222
1 212 983.3100	john.deluca@radian.biz

2	Quarterly Operating Supplement for the Period Ended September 30, 2003 / Company Profile / Company Information

Quarterly Operating Supplement	Radian Group Inc. and Subsidiaries Key Financial Highlights* ($ Thousands)

	Nine months ended September 30, 2003
	Mortgage Insurance	Mortgage Services	Financial Guaranty	Total
Net premiums written	$550,359	$—	$261,414	$811,773

Net premiums earned	$557,537	$—	$184,647	$742,184
Net investment income	81,208	36	58,797	140,041
Equity in net income of affiliates	—	62,427	7,607	70,034
Other income	25,145	20,294	3,010	48,449

Total revenues	663,890	82,757	254,061	1,000,708

Provision for losses	212,278	—	51,782	264,060
Policy acquisition costs	53,297	—	42,875	96,172
Other operating expenses	96,442	28,166	27,821	152,429
Interest expense	16,065	2,346	9,477	27,888

Total expenses	378,082	30,512	131,955	540,549

Gain/(loss) on disposition of investments	1,371	(1,666)	8,922	8,627
Change in fair value of derivative instruments	(606)	35	(6,084)	(6,655)

Net gains/(losses)	765	(1,631)	2,838	1,972

Pretax income	286,573	50,614	124,944	462,131
Income tax provision	77,614	20,247	33,846	131,707

Net income	$208,959	$30,367	$91,098	$330,424

Total assets	$3,692,010	$286,546	$2,174,838	$6,153,394
Deferred policy acquisition costs	76,844	—	135,234	212,078
Reserve for losses	499,583	—	169,463	669,046
Unearned premiums	104,064	—	580,867	684,931
Equity	$1,760,328	$234,106	$1,128,447	$3,122,881

*	Reported on a GAAP basis.

3	Quarterly Operating Supplement for the Period Ended September 30, 2003 / Key Financial Highlights

Quarterly Operating Supplement	Radian Asset Assurance Inc. Statutory Income Statements ($ Thousands)

	Quarter ended		Nine months ended
	September 30 2003	September 30 2002	September 30 2003	September 30 2002
Revenues
Gross premiums written	$54,119	$51,469	$115,186	$145,482
Reinsurance premiums ceded	(6,759)	(3,601)	(20,122)	(22,306)

Net premiums written	47,360	47,868	95,064	123,176
Increase in unearned premiums	(25,268)	(25,142)	(18,463)	(57,300)

Premiums earned	22,092	22,726	76,601	65,876

Net investment income	7,899	6,175	22,155	18,787
Net realized gain on sale of investments	1,231	1,169	2,649	694

Net investment gains	9,130	7,344	24,804	19,481

Other (expense) income	(1,023)	141	177	474

Total revenues	30,199	30,211	101,582	85,831

Expenses
Losses and loss adjustment expenses incurred	2,390	5,971	12,670	24,959
Commissions incurred	(806)	3,824	(6,414)	8,427
Other underwriting expenses	11,845	9,660	34,743	25,815

Total expenses	13,429	19,455	40,999	59,201

Income before income taxes	16,770	10,756	60,583	26,630
Federal and foreign income taxes	2,099	4,023	5,534	6,749

Net income	$14,671	$6,733	$55,049	$19,881

Financial Ratios
Loss and LAE Ratio	10.8%	26.3%	16.5%	37.9%
Underwriting Expense Ratio	23.3%	28.2%	29.8%	27.8%

Combined Ratio	34.1%	54.5%	46.3%	65.7%

Effective April 30, 2003, Radian Asset Assurance Inc. (the “Company”) entered into an assumptive reinsurance agreement, in regard to its Trade Credit product, with an affiliated company (Radian Reinsurance Inc.) whereby the Company reversed assumed unearned premiums of $21.5 million and loss and loss adjustment reserves of $38.2 million. This transaction had no impact on net income.

4	Quarterly Operating Supplement for the Period Ended September 30, 2003 / Statutory Income Statements

Quarterly Operating Supplement	Radian Asset Assurance Inc. Statutory Balance Sheets ($ Thousands)

	September 30 2003	December 31 2002
Assets
Long-term bonds	$661,643	$550,512
Preferred stock	37,476	24,585
Common stock	42,468	1,156
Cash and short-term investments	42,641	46,100
Receivable for securities	38	149

Total Investments	784,266	622,502
Investment income due and accrued	8,047	6,919
Premiums receivable	17,660	22,449
Funds held by reinsured companies	86	1,863
Current federal income tax recoverable	596	—
Net deferred tax asset	952	1,531
Other assets	—	2,119

Total Assets	$811,607	$657,383

Liabilities
Contingency reserve	$53,857	$39,272
Losses and loss adjustment expenses	16,538	50,453
Reinsurance payable on paid losses and loss adjustment expenses	1,338	4,843
Unearned premiums	252,164	233,701
Provision for reinsurance	173	284
Payable to affiliates	3,897	2,200
Payable for securities	1,958	6,660
Ceded reinsurance premiums payable	2,474	2,670
Federal and foreign income taxes payable	1,708	5,360
Funds held under reinsurance treaties	22,976	—
Accrued expenses and other liabilities	3,058	2,481

Total Liabilities	360,141	347,924

Policyholders’ Surplus
Common stock	15,000	15,000
Additional paid-in capital	326,714	229,077
Unassigned funds	109,752	65,382

Total Policyholders’ Surplus	451,466	309,459

Total Liabilities and Policyholders’ Surplus	$811,607	$657,383

Qualified Statutory Capital	$505,323	$348,731

Effective April 30, 2003, Radian Asset Assurance Inc. (the “Company”) entered into an assumptive reinsurance agreement, in regard to its Trade Credit product, with an affiliated company (Radian Reinsurance Inc.) whereby the Company reversed assumed unearned premiums of $21.5 million and loss and loss adjustment reserves of $38.2 million. This transaction had no impact on net income.

5	Quarterly Operating Supplement for the Period Ended September 30, 2003 / Statutory Balance Sheets

Quarterly Operating Supplement	Radian Asset Assurance Inc. Gross Premiums Written by Product ($ Thousands)

	3rd Qtr 2003	3rd Qtr 2002	% Change	YTD 2003	YTD 2002	% Change
Public Finance Direct	$21,543	$13,314	61.8%	$43,280	$43,855	–1.3%
Structured Finance Direct	29,880	23,618	26.5%	68,524	55,501	23.5%
Public Finance Reinsurance	419	1,855	–77.4%	4,750	2,468	92.5%
Structured Finance Reinsurance	2,277	3,658	–37.8%	8,325	16,233	–48.7%
Trade Credit Reinsurance	—	9,024	–100.0%	(9,693)	27,425	–135.3%

	$54,119	$51,469	5.1%	$115,186	$145,482	–20.8%

Effective April 30, 2003, Radian Asset Assurance Inc. (the “Company”) entered into an assumptive reinsurance agreement, in regard to its Trade Credit product, with an affiliated company (Radian Reinsurance Inc.) whereby the Company reversed assumed unearned premiums of $21.5 million and loss and loss adjustment reserves of $38.2 million. This transaction had no impact on net income.

Total Claims-Paying Resources and Leverage Ratios

($ Thousands except ratios)

	September 30 2003	December 31 2002	% Change
Capital and Surplus	$451,466	$309,459	46%
Contingency Reserve	53,857	39,272	37%

Qualified Statutory Capital	505,323	348,731	45%
Unearned Premium Reserve	252,164	233,701	8%
Loss and Loss Expense Reserves	16,538	50,453	–67%

Total Policyholders’ Reserves	774,025	632,885	22%
Present Value of Future Installment Premiums	172,088	151,032	14%
Reinsurance and Soft Capital Facilities	200,000	15,000	1,233%

Total Claims-Paying Resources	$1,146,113	$798,917	43%

Total Debt Service (Principal and Interest) Outstanding	$26,102,930	$22,081,339	18%
Capital Leverage Ratio [1]	52:1	63:1
Claims-Paying Ratio [2]	23:1	28:1

1	Capital Leverage Ratio: Total debt service/Qualified statutory capital.
2	Claims-Paying Ratio: Total debt service/Total claims-paying resources.

6	Quarterly Operating Supplement for the Period Ended September 30, 2003 / Gross Premiums / Total Claims-Paying Resources

Quarterly Operating Supplement	Radian Asset Assurance Inc. Investment Portfolio Highlights

Asset Quality

As of September 30, 2003, the book value of our investment portfolio was $762.7 million, with an average duration of 4.9 years.

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Asset Class

Our conservative portfolio is invested primarily in fixed-income securities. Our primary objective is to achieve total return, with a secondary objective of maximizing after-tax income.

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7	Quarterly Operating Supplement for the Period Ended September 30, 2003 / Investment Portfolio Highlights

Quarterly Operating Supplement	Radian Asset Assurance Inc. Insured Portfolio Highlights ($ Thousands) Geographic Diversification

State	Net Par (9/30/2003)	Percent of total	Net Par (12/31/2002)	Percent of total
New York	$1,174,701	6.2%	$1,019,026	6.7%
Pennsylvania	1,145,231	6.1%	993,019	6.5%
Texas	1,017,060	5.4%	1,133,571	7.4%
Florida	666,700	3.5%	649,067	4.3%
California	469,228	2.5%	494,536	3.2%
Connecticut	452,472	2.4%	463,912	3.0%
Colorado	452,039	2.4%	371,126	2.4%
Illinois	411,498	2.2%	362,451	2.4%
Washington	319,373	1.7%	323,379	2.1%
Massachusetts	289,506	1.5%	266,640	1.8%
Total of top ten states	6,397,808	33.9%	6,076,727	39.8%
Total of other states	3,849,234	20.4%	3,297,970	21.6%
Domestic structured finance	8,143,619	43.2%	5,282,486	34.6%
International	470,379	2.5%	608,706	4.0%
Total	$18,861,040	100.0%	$15,265,889	100.0%

8	Quarterly Operating Supplement for the Period Ended September 30, 2003 / Insured Portfolio Highlights

Quarterly Operating Supplement	Radian Asset Assurance Inc. Insured Portfolio Highlights ($ Thousands) Sector Breakout

Public Finance	Net Par (9/30/2003)	Percent of total	Net Par (12/31/2002)	Percent of total
Healthcare	$2,455,632	13.1%	$1,997,820	13.1%
General Obligations	2,036,413	10.8%	2,105,718	13.7%
Education	1,723,631	9.1%	1,549,056	10.1%
Long-Term Care	976,428	5.2%	840,073	5.5%
Utilities	844,019	4.5%	827,500	5.4%
Other Public Finance	672,560	3.6%	468,386	3.1%
Tax-Backed	507,777	2.7%	497,104	3.3%
AAA Wrap Municipal	440,030	2.3%	442,891	2.9%
Transportation	403,647	2.1%	408,275	2.7%
Housing	192,954	1.0%	208,523	1.4%
Investor-Owned Utilities	55,902	0.3%	59,856	0.4%
Subtotal Public Finance	$10,308,993	54.7%	$9,405,202	61.6%

Structured Finance	Net Par (9/30/2003)	Percent of total	Net Par (12/31/2002)	Percent of total
Collateralized Debt Obligations	$6,372,069	33.8%	$4,227,312	27.6%
Asset-Backed – Mortgage and MBS	858,883	4.6%	192,886	1.3%
Asset-Backed – Consumer	724,127	3.8%	649,398	4.3%
Asset-Backed – Commercial and Other	344,492	1.8%	490,718	3.2%
Other Structured Finance	252,476	1.3%	300,373	2.0%
Subtotal Structured Finance	$8,552,047	45.3%	$5,860,687	38.4%
Total	$18,861,040	100.0%	$15,265,889	100.0%

9	Quarterly Operating Supplement for the Period Ended September 30, 2003 / Insured Portfolio Highlights

Quarterly Operating Supplement	Radian Asset Assurance Inc. Insured Portfolio Highlights ($ Thousands) Rating Distribution

Rating*	Net Par (9/30/2003)	Percent of total	Net Par (12/31/2002)	Percent of total
AAA	$5,008,139	26.6%	$2,434,386	16.0%
AA	2,901,939	15.4%	2,903,551	19.0%
A	3,191,562	16.9%	2,638,433	17.3%
BBB	6,588,419	34.9%	5,682,251	37.2%
Investment Grade	332,287	1.8%	198,467	1.3%
Below Investment Grade	508,663	2.7%	719,055	4.7%
Not Rated	330,031	1.7%	689,746	4.5%
Total	$18,861,040	100.0%	$15,265,889	100.0%

*	Indicated category reflects highest rating of the three rating agencies.

10	Quarterly Operating Supplement for the Period Ended September 30, 2003 / Insured Portfolio Highlights

Quarterly Operating Supplement	Radian Asset Assurance Inc. Insured Portfolio Highlights ($ Thousands) 10 Largest Public Finance Exposures

	Net Par (9/30/2003)	Percent of total Net Par	Rating*
MUNI Leveraged Lease	$145,377	0.76%	A
Port Authority New York & New Jersey	92,487	0.49%	AA–
Second-To-Pay MUNI Wrap	90,000	0.48%	AAA
Second-To-Pay MUNI Wrap	90,000	0.48%	AAA
Second-To-Pay MUNI Wrap	88,000	0.47%	AAA
Interlocken Consolidated Metropolitan District	85,095	0.45%	BBB–
Long Island Univ – New York St Dorm Auth	81,393	0.43%	BBB–
Orlando Regional Health Systems Florida	78,558	0.42%	A
New York, New York GO	78,460	0.42%	A
MUNI Leveraged Lease	76,976	0.41%	AA
Total top ten	$906,346	4.81%

10 Largest Structured Finance Exposures

	Net Par (9/30/2003)	Percent of total Net Par	Rating*
European Static Synthetic CDO	$270,900	1.43%	AAA
U.S. Static Synthetic CDO	270,000	1.43%	AAA
U.S. Static Synthetic CDO	270,000	1.43%	AAA
CDO of ABS	270,000	1.43%	AAA
U.S. Static Synthetic CDO	270,000	1.43%	AA
CDO of ABS	257,529	1.36%	AA
U.S. Static Synthetic CDO	252,050	1.34%	AA
U.S. Static Synthetic CDO	250,000	1.33%	AA+
U.S. Static Synthetic CDO	250,000	1.33%	AAA
U.S. Static Synthetic CDO	250,000	1.33%	AAA
Total top ten	$2,610,479	13.84%

*	Indicated category reflects highest rating of the three rating agencies.

11	Quarterly Operating Supplement for the Period Ended September 30, 2003 / Insured Portfolio Highlights

Quarterly Operating Supplement	Radian Asset Assurance Inc. Management Team

Martin A. Kamarck

President

David J. Beidler

Senior Vice President, Chief Legal Officer

Edward McC. Bowers

Senior Vice President, Global Structured Products

Sally B. Campbell

Senior Vice President, Public Finance

John C. DeLuca

Senior Vice President, Market Development

Bonita Z. Dorland

Senior Vice President, Chief Risk Officer

Andrew C.J. Poole

Managing Director, Radian Representatives Ltd.

Jack Praschnik

Senior Vice President, Global Strategies

Patrick Rossi

Senior Vice President, Controller

Jeffrey C. Salton

Senior Vice President, Operations and Analysis

12	Quarterly Operating Supplement for the Period Ended September 30, 2003 / Radian Asset Assurance Inc. Management Team

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Radian Reinsurance Inc. Quarterly Operating Supplement Third Quarter 2003

Quarterly Operating Supplement	Table of Contents

1	Quarterly Operating Supplement for the Period Ended September 30, 2003 / Table of Contents

Quarterly Operating Supplement	Radian Reinsurance Inc. Quarterly Operating Supplement September 30, 2003

Company Profile

Radian Reinsurance Inc., founded in 1986 and rated AA by Fitch Ratings and Standard & Poor’s and Aa2 by Moody’s, was the first company dedicated exclusively to the reinsurance of investment-grade securities. The company is a leading provider of treaty and facultative reinsurance for primary insurers of municipal bonds, asset-backed obligations and structured finance obligations, helping insurers manage portfolio risk exposure; increase insurance capacity; and meet regulatory and rating-agency capital requirements.

Radian Reinsurance Inc. is a subsidiary of Radian Group Inc., (NYSE: RDN), a global credit enhancement provider headquartered in Philadelphia, with significant operations in New York City and London.

Company Information

Radian Reinsurance Inc.	Contact:
335 Madison Avenue	John C. DeLuca
New York, New York 10017	Senior Vice President, Market Development
1 877 337.4925 (within the U.S.)	1 212 984.9222
1 212 983.3100	john.deluca@radian.biz

2	Quarterly Operating Supplement for the Period Ended September 30, 2003 / Company Profile / Company Information

Quarterly Operating Supplement	Radian Group Inc. and Subsidiaries Key Financial Highlights* ($ Thousands)

	Nine months ended September 30, 2003
	Mortgage Insurance	Mortgage Services	Financial Guaranty	Total
Net premiums written	$550,359	$—	$261,414	$811,773

Net premiums earned	$557,537	$—	$184,647	$742,184
Net investment income	81,208	36	58,797	140,041
Equity in net income of affiliates	—	62,427	7,607	70,034
Other income	25,145	20,294	3,010	48,449

Total revenues	663,890	82,757	254,061	1,000,708

Provision for losses	212,278	—	51,782	264,060
Policy acquisition costs	53,297	—	42,875	96,172
Other operating expenses	96,442	28,166	27,821	152,429
Interest expense	16,065	2,346	9,477	27,888

Total expenses	378,082	30,512	131,955	540,549

Gain/(loss) on disposition of investments	1,371	(1,666)	8,922	8,627
Change in fair value of derivative instruments	(606)	35	(6,084)	(6,655)

Net gains/(losses)	765	(1,631)	2,838	1,972

Pretax income	286,573	50,614	124,944	462,131

Income tax provision	77,614	20,247	33,846	131,707

Net income	$208,959	$30,367	$91,098	$330,424

Total assets	$3,692,010	$286,546	$2,174,838	$6,153,394
Deferred policy acquisition costs	76,844	—	135,234	212,078
Reserve for losses	499,583	—	169,463	669,046
Unearned premiums	104,064	—	580,867	684,931

Equity	$1,760,328	$234,106	$1,128,447	$3,122,881

*	Reported on a GAAP basis.

3	Quarterly Operating Supplement for the Period Ended September 30, 2003 / Key Financial Highlights

Quarterly Operating Supplement	Radian Reinsurance Inc. Statutory Income Statements ($ Thousands)

	Quarter ended		Nine months ended
	September 30 2003	September 30 2002	September 30 2003	September 30 2002
Revenues
Gross premiums written	$45,558	$23,391	$166,823	$82,938
Reinsurance premiums ceded	(236)	—	(2,171)	(1,568)

Net premiums written	45,322	23,391	164,652	81,370
Increase in unearned premiums	(6,624)	(2,990)	(64,529)	(24,180)

Premiums earned	38,698	20,401	100,123	57,190

Net investment income	12,107	12,156	36,193	36,166
Net realized gain on sale of investments	1,131	3,153	6,063	6,320

Net investment gains	13,238	15,309	42,256	42,486

Other (expense) income	(1,752)	33	(2,892)	59

Total revenues	50,184	35,743	139,487	99,735

Expenses
Losses and loss adjustment expenses incurred	7,860	1,893	20,152	6,877
Commissions incurred	14,090	6,496	54,409	24,954
Other underwriting expenses	4,763	1,501	11,587	6,909

Total expenses	26,713	9,890	86,148	38,740

Income before income taxes	23,471	25,853	53,339	60,995
Federal and foreign income taxes	3,519	11,661	9,300	1,643

Net income	$19,952	$14,192	$44,039	$59,352

Financial Ratios
Loss and LAE Ratio	20.3%	9.3%	20.1%	12.0%
Underwriting Expense Ratio	41.6%	34.2%	40.1%	39.2%

Combined Ratio	61.9%	43.5%	60.2%	51.2%

Effective April 30, 2003, Radian Reinsurance Inc. (the “Company”) entered into an assumptive reinsurance agreement, in regard to its Trade Credit product, with an affiliated company (Radian Asset Assurance Inc.) whereby the Company assumed unearned premiums of $21.5 million and loss and loss adjustment reserves of $38.2 million. This transaction had no impact on net income.

4	Quarterly Operating Supplement for the Period Ended September 30, 2003 / Statutory Income Statements

Quarterly Operating Supplement	Radian Reinsurance Inc. Statutory Balance Sheets ($ Thousands)

	September 30 2003	December 31 2002
Assets
Long-term bonds	$981,865	$905,719
Cash and short-term investments	70,816	21,971
Receivable for securities	302	654

Total Investments	1,052,983	928,344

Investment income due and accrued	13,087	12,817
Premiums receivable	27,410	5,100
Funds held by reinsured companies	25,809	524
Current federal income tax recoverable	1,499	3,174
Net deferred tax asset	2,738	1,991
Receivable from affiliates	775	790
Other assets	2,166	1,360

Total Assets	$1,126,467	$954,100

Liabilities
Contingency reserve	$253,840	$280,376
Losses and loss adjustment expenses	62,445	16,114
Reinsurance payable on paid losses and loss adjustment expenses	4,908	1,262
Unearned premiums	433,839	369,310
Payable for securities	11,309	3,840
Commissions and contingent profit commissions	2,534	735
Ceded reinsurance premiums payable	1,485	7
Federal and foreign income taxes payable	3,541	—
Accrued expenses and other liabilities	8,962	10,320

Total Liabilities	782,863	681,964

Policyholders’ Surplus
Common stock	15,000	15,000
Additional paid-in capital	186,500	186,500
Unassigned funds	142,104	70,636

Total Policyholders’ Surplus	343,604	272,136

Total Liabilities and Policyholders’ Surplus	$1,126,467	$954,100

Qualified Statutory Capital	$597,444	$552,512

Effective April 30, 2003, Radian Reinsurance Inc. (the “Company”) entered into an assumptive reinsurance agreement, in regard to its Trade Credit product, with an affiliated company (Radian Asset Assurance Inc.) whereby the Company assumed unearned premiums of $21.5 million and loss and loss adjustment reserves of $38.2 million. This transaction had no impact on net income.

5	Quarterly Operating Supplement for the Period Ended September 30, 2003 / Statutory Balance Sheets

Quarterly Operating Supplement	Radian Reinsurance Inc. Gross Premiums Written by Product ($ Thousands)

	3rd Qtr 2003	3rd Qtr 2002	% Change	YTD 2003	YTD 2002	% Change
Public Finance	$20,502	$9,216	122%	$72,030	$44,262	63%
Structured Finance	11,923	9,862	21%	38,564	30,367	27%
Trade Credit Reinsurance	13,133	4,313	204%	56,229	8,309	577%

	$45,558	$23,391	95%	$166,823	$82,938	101%

Effective April 30, 2003, Radian Reinsurance Inc. (the “Company”) entered into an assumptive reinsurance agreement, in regard to its Trade Credit product, with an affiliated company (Radian Asset Assurance Inc.) whereby the Company assumed unearned premiums of $21.5 million and loss and loss adjustment reserves of $38.2 million. This transaction had no impact on net income.

Total Claims-Paying Resources and Leverage Ratios

($ Thousands except ratios)

	September 30 2003	December 31 2002	% Change
Capital and Surplus	$343,604	$272,136	26%
Contingency Reserve	253,840	280,376	–9%

Qualified Statutory Capital	597,444	552,512	8%

Unearned Premium Reserve	433,839	369,310	17%
Loss and Loss Expense Reserves	62,445	16,114	288%

Total Policyholders’ Reserves	1,093,728	937,936	17%

Present Value of Future Installment Premiums	266,662	249,108	7%

Reinsurance and Soft-Capital Facilities	125,000	150,000	–17%

Total Claims-Paying Resources	$1,485,390	$1,337,044	11%

Total Debt Service (Principal and Interest) Outstanding	$91,309,053	$82,674,463	10%
Capital Leverage Ratio [1]	153:1	150:1
Claims-Paying Ratio [2]	61:1	62:1

1	Capital Leverage Ratio: Total debt service/Qualified statutory capital.
2	Claims-Paying Ratio: Total debt service/Total claims-paying resources.

6	Quarterly Operating Supplement for the Period Ended September 30, 2003 / Gross Premiums / Total Claims-Paying Resources

Quarterly Operating Supplement	Radian Reinsurance Inc. Investment Portfolio Highlights

Asset Quality

As of September 30, 2003, the book value of our investment portfolio was $1.0 billion, with an average duration of 5.6 years.

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Asset Class

Our conservative portfolio is invested primarily in fixed-income securities. Our primary objective is to achieve total return, with a secondary objective of maximizing after-tax income.

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7	Quarterly Operating Supplement for the Period Ended September 30, 2003 / Investment Portfolio Highlights

Quarterly Operating Supplement	Radian Reinsurance Inc. Insured Portfolio Highlights ($ Thousands) Geographic Diversification

State	Net Par (9/30/2003)	Percent of total	Net Par (12/31/2002)	Percent of total
California	$5,424,346	9.4%	$5,054,594	9.8%
New York	3,681,339	6.4%	3,361,363	6.6%
Texas	2,728,850	4.7%	2,221,825	4.4%
Florida	2,434,964	4.2%	2,376,386	4.7%
Illinois	2,290,459	4.0%	2,298,487	4.5%
New Jersey	1,954,136	3.4%	1,935,968	3.8%
Massachusetts	1,882,268	3.3%	1,791,923	3.5%
Pennsylvania	1,867,357	3.2%	1,791,052	3.5%
Puerto Rico	1,091,886	1.9%	1,092,288	2.1%
Washington	1,013,199	1.7%	928,917	1.8%
Total of top ten states	24,368,804	42.2%	22,852,803	44.7%
Total of other states	15,270,048	26.4%	14,208,643	27.8%
Domestic structured finance	12,134,402	21.0%	9,885,628	19.4%
International	5,969,712	10.4%	4,124,347	8.1%
Total	$57,742,966	100.0%	$51,071,421	100.0%

8	Quarterly Operating Supplement for the Period Ended September 30, 2003 / Insured Portfolio Highlights

Quarterly Operating Supplement	Radian Reinsurance Inc. Insured Portfolio Highlights ($ Thousands) Sector Breakout

Public Finance	Net Par (9/30/2003)	Percent of total	Net Par (12/31/2002)	Percent of total
General Obligations	$11,558,874	20.0%	$10,560,096	20.7%
Utilities	7,374,622	12.7%	6,802,514	13.3%
Transportation	6,939,349	12.0%	5,952,153	11.7%
Healthcare	6,351,432	11.0%	6,204,510	12.1%
Tax-Backed	3,644,251	6.3%	3,377,458	6.6%
Investor-Owned Utilities	2,109,332	3.7%	1,904,838	3.7%
Education	1,856,714	3.2%	1,575,248	3.1%
Housing	1,198,899	2.1%	1,184,544	2.3%
Other Public Finance	644,694	1.1%	672,199	1.3%
AAA Wrap Municipal	405,073	0.7%	405,496	0.8%
Long-Term Care	93,932	0.2%	94,790	0.2%
Subtotal Public Finance	$42,177,172	73.0%	$38,733,846	75.8%

Structured Finance	Net Par (9/30/2003)	Percent of total	Net Par (12/31/2002)	Percent of total
Asset-Backed – Consumer	$6,193,786	10.7%	$5,514,421	10.8%
Collateralized Debt Obligations	4,205,132	7.3%	2,552,035	5.0%
Asset-Backed – Commercial and Other	2,810,662	4.9%	2,489,820	4.9%
Asset-Backed – Mortgage and MBS	1,621,123	2.8%	992,167	1.9%
Other Structured Finance	735,091	1.3%	789,132	1.6%
Subtotal Structured Finance	$15,565,794	27.0%	$12,337,575	24.2%
Total	$57,742,966	100.0%	$51,071,421	100.0%

9	Quarterly Operating Supplement for the Period Ended September 30, 2003 / Insured Portfolio Highlights

Quarterly Operating Supplement	Radian Reinsurance Inc. Insured Portfolio Highlights ($ Thousands) Rating Distribution

Rating*	Net Par (9/30/2003)	Percent of total	Net Par (12/31/2002)	Percent of total
AAA	$6,981,620	12.0%	$4,107,705	8.0%
AA	14,444,527	25.0%	12,018,943	23.5%
A	23,763,355	41.2%	21,409,661	41.9%
BBB	10,185,450	17.6%	9,616,900	18.8%
Investment Grade	204,495	0.4%	445,010	0.9%
Below Investment Grade	614,808	1.1%	512,053	1.0%
Not Rated	1,548,711	2.7%	2,961,149	5.9%
Total	$57,742,966	100.0%	$51,071,421	100.0%

*	Indicated category reflects highest rating of the three rating agencies.

10	Quarterly Operating Supplement for the Period Ended September 30, 2003 / Insured Portfolio Highlights

Quarterly Operating Supplement	Radian Reinsurance Inc. Insured Portfolio Highlights ($ Thousands) 10 Largest Public Finance Exposures

	Net Par (9/30/2003)	Percent of total Net Par	Rating*
Port Authority New York & New Jersey	$352,405	0.61%	AA–
Long Island Power Authority	334,019	0.58%	A–
San Francisco California City & County Airports	312,810	0.54%	A+
Illinois State GO	302,764	0.52%	AA
Denver Colorado Airport Revenue	276,660	0.48%	A
California State Public Works Board	276,628	0.48%	A–
Houston Texas – Water & Sewer	260,385	0.45%	A
Philadelphia PA Gas Works	253,743	0.44%	A
Jefferson County AL Sewer	245,953	0.43%	A
Puerto Rico Commonwealth Highway & Transit	238,643	0.41%	A
Total top ten	$2,854,010	4.94%

10 Largest Structured Finance Exposures

	Net Par (9/30/2003)	Percent of total Net Par	Rating*
Pilgrim Principal Protection Fund	$308,064	0.53%	AAA
European Static Synthetic CDO	288,000	0.50%	AAA
U.S. Static Synthetic CDO	285,000	0.49%	AA
Providian Gateway Master Trust	244,158	0.42%	BBB
European RMBS	225,028	0.39%	AAA
European RMBS	225,028	0.39%	AAA
U.S. Static Synthetic CDO	204,000	0.35%	AAA
Mid-State Homes Trust IV	192,200	0.33%	BBB
U.S. Static Synthetic CDO	180,000	0.32%	AAA
U.S. Static Synthetic CDO	180,000	0.32%	AAA
Total top ten	$2,331,478	4.04%

*	Indicated category reflects highest rating of the three rating agencies.

11	Quarterly Operating Supplement for the Period Ended September 30, 2003 / Insured Portfolio Highlights

Quarterly Operating Supplement	Radian Reinsurance Inc. Management Team

Martin A. Kamarck

President

David J. Beidler

Senior Vice President, Chief Legal Officer

Edward McC. Bowers

Senior Vice President, Global Structured Products

Sally B. Campbell

Senior Vice President, Public Finance

John C. DeLuca

Senior Vice President, Market Development

Bonita Z. Dorland

Senior Vice President, Chief Risk Officer

Andrew C.J. Poole

Managing Director, Radian Representatives Ltd.

Jack Praschnik

Senior Vice President, Global Strategies

Patrick Rossi

Senior Vice President, Controller

Jeffrey C. Salton

Senior Vice President, Operations and Analysis

12	Quarterly Operating Supplement for the Period Ended September 30, 2003 / Radian Reinsurance Inc. Management Team